Exhibit 10.35

PROMISSORY NOTE A

US $45,000,000.00

New York, New York

January 31, 2003

FOR VALUE RECEIVED, the undersigned San Francisco Wave eXchange, LLC, a Delaware limited liability company (“Borrower”), promises to pay Greenwich Capital Financial Products, Inc., a Delaware corporation (together with its successors, assigns and the holder(s) from time of this Promissory Note, “Lender”), or order, at 600 Steamboat Road, Greenwich, Connecticut 06830, or such other place as the holder hereof may designate in writing, the principal sum of Forty-Five Million and No/100 Dollars (US$45,000,000.00), with interest on the unpaid principal balance from the date of this Note, until paid, at the interest rate provided herein. This Promissory Note A may be referred to herein as the “Note,” and the loan evidenced hereby may be referred to herein as the “Loan.”

RATE OF INTEREST. The outstanding principal balance of the Loan shall bear interest at a rate per annum equal to the Note A Interest Rate (as defined in that certain Loan and Security Agreement (the “Loan Agreement”) dated of even date herewith by and among the Borrower Parties (as defined in the Loan Agreement) and Lender).

DEFAULT RATE. Notwithstanding the foregoing, after the occurrence of an Event of Default (as defined below) and for so long as such Event of Default continues and in any event from and after the maturity of the Loan, the Loan shall bear interest until paid in full at a rate per annum equal to the Note A Default Rate (as defined in the Loan Agreement).

COMPUTATION OF INTEREST. Interest on the Loan shall be computed on the basis of a 360-day year, and shall be charged for the actual number of days elapsed during any month or other accrual period.

LATE CHARGES. If any payment of principal, interest or other sums due hereunder is not paid on the due date thereof, Borrower shall pay to Lender, in addition to all sums otherwise due and payable, a late fee in an accordance with Section 2.2(E) of the Loan Agreement.

PAYMENTS. The Loan shall be payable at the rates and at such times as are provided in the Loan Agreement.

MANNER OF PAYMENT. All payments by Borrower on the Loan shall be made without deduction, defense, set off or counterclaim and in immediately available funds delivered to Lender by wire transfer to such accounts at such banks as designated in the Loan Agreement and as Lender may from time to time designate.

MATURITY. To the extent not sooner due and payable in accordance with the Loan Documents (as defined below), the then outstanding principal balance of the Loan (including, without limitation, this Note), all accrued and unpaid interest thereon, and all other sums then owing to Lender hereunder, shall be due and payable on the Maturity Date (as defined in the Loan Agreement), as such date may be extended pursuant to the Loan Agreement.

ADDITIONAL PROVISIONS. Additional provisions regarding interest are set forth in the Loan Agreement.

SECURITY; LOAN DOCUMENTS. The indebtedness evidenced by this Note is further evidenced and secured by the Loan Agreement, and also is secured by, among other things, that certain Deed of Trust, Assignment of Rents and Security Agreement of even date herewith (the “Instrument”), executed by Borrower, encumbering real property more particularly described therein. This Note, the Loan Agreement, the Instrument, and all other documents or instruments given by Borrower or any guarantor and accepted by Lender for purposes of evidencing, securing, perfecting, or guaranteeing the indebtedness evidenced by this Note and that certain Promissory Note B made by Borrower in the face principal amount of $7,000,000.00 dated of even date herewith may be referred to as the “Loan Documents.”

PREPAYMENT. The Loan shall be prepayable only as expressly set forth in the Loan Agreement.

EVENTS OF DEFAULT; ACCELERATION. Upon and at any time following the occurrence of any “Event of Default” (as defined in the Loan Agreement), then at the option of the holder hereof and without notice, the entire outstanding principal amount and all interest accrued and outstanding hereunder and all other amounts outstanding under any of the Loan Documents shall at once become due and payable, and the holder hereof may exercise any and all of its rights and remedies under any of the Loan Documents or pursuant to applicable law. The holder hereof may so accelerate such obligations and exercise such remedies at any time after the occurrence of any Event of Default, regardless of any prior forbearance. Further provisions regarding acceleration are set forth in the Loan Agreement.

CERTAIN RIGHTS AND WAIVERS. From time to time, without affecting the obligation of Borrower or its successors or assigns to pay the outstanding principal balance of this Note and observe the covenants of the undersigned contained herein and in the other Loan Documents, and without affecting the guaranty of any person or entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of the undersigned, the successors or assigns of the undersigned or guarantors, and without liability on the part of the holder hereof, the holder hereof may, at the option of the holder hereof, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, (with or without the consent of Guarantor (as such term is defined in the Loan Agreement)) modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given herefor, (with or without the consent of Guarantor) take or release other or additional security, and agree in writing with the undersigned to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder.

Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof.

The holder hereof shall have the right to assign or transfer, in whole or in part (including the right to grant participation interests in) any or all of its obligations under this Note, the Instrument and any or all of the other Loan Documents, as more specifically provided in the Loan Agreement. Lender shall be released of any obligations to the extent that the same are so assigned or transferred, and the rights and obligations of “Lender” hereunder shall become the rights and obligations of the transferee holder.

ATTORNEYS’ FEES, COSTS OF COLLECTION. Borrower shall pay to Lender on demand all costs and expenses, including reasonable attorneys’ fees and expenses, incurred by Lender in collecting the indebtedness arising hereunder or under any other Loan Documents or secured thereby, or in determining the rights and obligations of any parties hereto or thereto, or as a consequence of any breach or default by Borrower or any guarantor hereunder or thereunder, or otherwise as a consequence of any right evidenced or secured by this Note or the Loan Documents. Without limitation, such costs and expenses to be reimbursed by Borrower shall include reasonable attorneys’ fees and expenses incurred in any Bankruptcy case or proceeding and in any appeal.

APPLICABLE LAW. PURSUANT TO SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BORROWER AGREES THAT THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES OF AMERICA AND THE LAWS OF THE STATE OF NEW YORK. IN ACCORDANCE WITH SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BORROWER AGREES THAT ANY ACTION TO ENFORCE THE TERMS OF THIS NOTE MAY BE COMMENCED IN ANY COURT LOCATED IN THE STATE OF NEW YORK. BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE, AND BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

TIME OF THE ESSENCE. Time is of the essence for the performance of each and every covenant of Borrower hereunder.

LIMITATIONS ON RECOURSE. The provisions of Article 12 of the Loan Agreement are incorporated herein by reference.

WAIVER. EXCEPT AS OTHERWISE EXPRESSLY PERMITTED IN THIS NOTE, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS (AS DEFINED IN THE LOAN AGREEMENT), BORROWER HEREBY EXPRESSLY (A) WAIVES ANY RIGHTS

IT MAY HAVE UNDER LAW, PURSUANT TO CALIFORNIA CIVIL CODE SECTION 2954.10 OR OTHERWISE, TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT PENALTY, UPON ACCELERATION OF THE MATURITY DATE, AND (B) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF ALL, OR ANY PORTION OF THE PRINCIPAL AMOUNT OF THIS NOTE IS MADE INCLUDING, WITHOUT LIMITATION, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE BY LENDER ON ACCOUNT OF ANY DEFAULT BY BORROWER, INCLUDING, WITHOUT LIMITATION, ANY TRANSFER, DISPOSITION, OR FURTHER ENCUMBRANCE PROHIBITED OR RESTRICTED BY THE LOAN AGREEMENT, THEN BORROWER SHALL BE OBLIGATED TO PAY CONCURRENTLY WITH SUCH PREPAYMENT THE PREPAYMENT PREMIUM TO THE EXTENT REQUIRED UNDER SECTION 2.6 OF THE LOAN AGREEMENT, BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWER HEREBY DECLARES THAT (1) EACH OF THE FACTUAL MATTERS SET FORTH IN THIS PARAGRAPH IS TRUE AND CORRECT, (2) LENDER’S AGREEMENT TO MAKE THE LOAN EVIDENCED BY THIS NOTE AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THE LOAN AGREEMENT CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT, AND HAS BEEN GIVEN INDIVIDUAL WEIGHT BY BORROWER AND LENDER, (3) BORROWER IS A SOPHISTICATED AND KNOWLEDGEABLE REAL ESTATE INVESTOR WITH COMPETENT AND INDEPENDENT LEGAL COUNSEL, AND (4) BORROWER FULLY UNDERSTAND THE EFFECT OF THIS WAIVER AND AGREEMENT.

/s/
Borrower’s Initials

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Promissory Note A as of the date first written above.

BORROWER:

San Francisco Wave eXchange, LLC, a Delaware limited liability company

By:	200 Paul Wave eXchange, LLC, a Delaware limited liability company, its sole member

By: Cambay Tele.Com, a Delaware limited liability company, its sole member

	By:	The Cambay Group, Inc., a California corporation, its authorized signatory

		By:	/s/
		Name:	William C. Scott, Jr.
		Its:	CFO

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